UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2013 (January 31, 2013)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Incremental Secured Facility

On January 31, 2013, Walter Investment Management Corp. (the “Company”) entered into the Amendment No. 1, Incremental Amendment and Joinder Agreement (the “Incremental Amendment”), to its Credit Agreement, dated as of November 28, 2012 (the “Secured Credit Agreement”), among the Company, the lenders party thereto, Credit Suisse AG, as administrative agent and collateral agent, and the other parties party thereto. The Incremental Amendment, among other things, increases certain financial ratios which govern the Company’s ability to incur additional indebtedness and provides for a secured term loan (the “Incremental Secured Credit Facility”) in an amount of $825.0 million, which was borrowed in its entirety on January 31, 2013. The Incremental Secured Credit Facility, which ranks pari passu in right of payment and is secured on a ratable basis with the existing loans under the Company’s Secured Credit Agreement, bears interest at a rate per annum equal to, at the option of the Company, LIBOR plus 4.50%, with a LIBOR “floor” of 1.25%, or an Alternate Base Rate plus 3.50% and matures on November 28, 2017. All other material terms of the loans under the Incremental Secured Credit Facility are consistent with the terms of the existing term loans under the Company’s Secured Credit Agreement.

The proceeds of the Incremental Secured Credit Facility were used, in part, together with cash on hand (including net proceeds received from the October 2012 offering of our common stock), to finance the acquisition by the Company of the Walter Assets (as defined below) and the MSR Asset Acquisition (as defined below) described below under Item 2.01. The remaining amount borrowed may be used for other acquisitions and general corporate purposes.

The foregoing description of the Incremental Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Residential Capital, LLC Asset Acquisition

As previously disclosed in the Company’s Current Reports on Form 8-K dated October 25, 2012, November 8, 2012 and November 27, 2012, the Company entered into a Joint Bidding Agreement (“JBA”), dated October 19, 2012, with Ocwen Loan Servicing LLC to jointly bid to acquire the mortgage servicing and originations and capital markets platforms of Residential Capital, LLC (“ResCap”) in an auction sponsored by the U.S. Bankruptcy Court. Pursuant to the JBA, the Company agreed to acquire the rights and assume certain liabilities relating to all of ResCap’s Fannie Mae mortgage servicing rights and related advances, and ResCap’s mortgage originations and capital markets platforms (the “Walter Assets”).

The acquisition by the Company of the Walter Assets closed on January 31, 2013. The total consideration paid by the Company for the Walter Assets was $492 million (including a $15 million earnest money deposit previously paid by the Company) and was paid from borrowings under the Incremental Secured Credit Facility and cash on hand.

MSR Asset Acquisition

As previously disclosed in the Company’s Current Report on Form 8-K dated January 10, 2013, on January 6, 2013, the Company’s wholly owned subsidiary, Green Tree Servicing LLC (“Green Tree”), entered into a Mortgage Servicing Rights Purchase and Sale Agreement, by and between Green Tree, as purchaser, and Bank of America, National Association (“BANA”), as seller, whereby Green Tree will acquire from BANA the mortgage servicing rights and related assets relating to a portfolio of residential mortgage loans owned by Fannie Mae and having an unpaid principal balance (“UPB”) as of November 30, 2012 of approximately $93 billion (the “MSR Asset Acquisition”). Green Tree paid an earnest money deposit of $51.8 million on January 7, 2013.

The MSR Asset Acquisition closed on January 31, 2013 for a total purchase price of $517.1 million. Green Tree paid $206.7 million on January 31, 2013, representing 50% of the total consideration, net of the $51.8 million earnest money deposit previously paid by Green Tree, from borrowings under the Incremental Secured Credit Facility and cash on hand. The remaining 50% will be paid on each servicing transfer date in a pro rata amount, according to the UPB of the mortgage loans transferred on each such date (in each case, together with interest at the Federal funds rate).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in Item 1.01 of this Current Report on Form 8-K, including the exhibit incorporated therein, is incorporated in its entirety into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In connection with the Company’s acquisition of the Walter Assets, the following financial statements are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(i)	Audited Statements of Assets to be Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of September 30, 2012 and December 31, 2011, and the related Statements of Revenues and Direct Operating Expenses for the nine-months ended September 30, 2012 and each of the two years in the period ended December 31, 2011.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information with respect to the Company’s acquisition of the Walter Assets is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(i)	Unaudited pro forma condensed combined balance sheet as of September 30, 2012;

(ii)	Unaudited pro forma condensed combined statement of operations for the nine-months ended September 30, 2012; and

(iii)	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1, Incremental Amendment and Joinder Agreement, dated as of January 31, 2013 relating to the Credit Agreement, dated as of November 28, 2012, among Walter Investment Management Corp., the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent and collateral agent.

23.1	Consent of Deloitte & Touche LLP, regarding the financial statements of Residential Capital, LLC.

99.1	Audited Statements of Assets to be Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of September 30, 2012 and December 31, 2011, and the related Statements of Revenues and Direct Operating Expenses for the nine-month period ended September 30, 2012 and each of the two years in the period ended December 31, 2011.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: February 6, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1, Incremental Amendment and Joinder Agreement, dated as of January 31, 2013 relating to the Credit Agreement, dated as of November 28, 2012, among Walter Investment Management Corp., the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent and collateral agent.

23.1	Consent of Deloitte & Touche LLP, regarding the financial statements of Residential Capital, LLC.

99.1	Audited Statements of Assets to be Acquired and Liabilities Assumed of Certain Servicing & Origination Operations, a Component of Residential Capital, LLC as of September 30, 2012 and December 31, 2011, and the related Statements of Revenues and Direct Operating Expenses for the nine-month period ended September 30, 2012 and each of the two years in the period ended December 31, 2011.

99.2	Unaudited pro forma condensed combined financial information.

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